CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY
                                  ACT OF 2002

I, Lilli Gust, Principal Executive Officer of The Primary Trend Fund, Inc., certify to my knowledge that:

1. The N-CSR of the registrant for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Lilli Gust
--------------
Lilli Gust
Principal Executive Officer
August 29, 2003

I, Lilli Gust, Principal Financial Officer of The Primary Trend Fund, Inc., certify to my knowledge that:

1. The N-CSR of the registrant for the period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Lilli Gust
--------------
Lilli Gust
Principal Financial Officer
August 29, 2003